Exhibit 10.4

                    RESTRUCTURING AND CONTRIBUTION AGREEMENT


     RESTRUCTURING AND CONTRIBUTION AGREEMENT, dated as of ______________, 1998, by and among FiveCom, Inc., a Massachusetts corporation ("FiveCom MA"), NorthEast Optic Network, Inc., a Delaware corporation ("NEON"), FiveCom LLC, a Massachusetts limited liability company ("FiveCom LLC"), FiveCom of Maine LLC, a Massachusetts limited liability company ("FM LLC"), FiveCom of Maine, Inc., a Delaware corporation ("FM Inc."), NECOM LLC, a Massachusetts limited liability company ("NE LLC"), Mode 1 Communications, Inc., a Connecticut corporation ("Mode 1"), MaineCom Services, a Maine corporation ("MaineCom"), Central Maine Power Company, an investor-owned utility and Maine corporation ("CMP"), Victor Colantonio and Michael Musen.


                                    RECITALS:

     1. The members of FiveCom LLC (other than FiveCom MA), and the members of FM LLC and NE LLC (other than FiveCom LLC), desire to assign their membership interests in such limited liability companies to FiveCom MA for shares of the Series B Convertible Preferred Stock, $.05 par value per share (the "Series B Stock"), of FiveCom MA;

     2. FiveCom LLC desires to merge with and into FiveCom MA, FiveCom MA desires that FiveCom LLC merge with and into FiveCom MA, and the members of FiveCom LLC and the Board of Directors of FiveCom MA have adopted or will adopt pursuant hereto, resolutions approving this Agreement and such merger pursuant to the terms hereof;

     3. NE LLC desires to merge with and into FiveCom MA, FiveCom MA desires that NE LLC merge with and into FiveCom MA, and the members of NE LLC and the Board of Directors of FiveCom MA have adopted, or will adopt pursuant hereto, resolutions approving this Agreement and such merger pursuant to the terms hereof;

     4. FM LLC desires to merge with and into FM Inc., FM Inc. desires that FM LLC merge with and into FM Inc., and the members of FM LLC and the Board of Directors of FM Inc. have adopted, or will adopt pursuant hereto, resolutions approving this Agreement and such merger pursuant to the terms hereof;

     5. FiveCom MA is a corporation duly organized and existing under the laws of the Commonwealth of Massachusetts and is authorized to issue (i) 5,000,000 shares of Common Stock, $.05 par value per share ("Common Stock"), of which 115,371 shares are issued and outstanding as of the date hereof, (ii) 200,000 shares of


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Series A Convertible Preferred Stock, $.05 par value per share ("Series A
Stock"), of which 78,324 shares are issued and outstanding as of the date hereof, and (iii) 4,500,000 shares of Series B Stock, of which 1,977,763 shares are issued and outstanding as of the date hereof;

     6. NEON is a corporation duly organized and existing under the laws of the State of Delaware and is authorized to issue 30,000,000 shares of Common Stock, $.01 par value per share ("NEON Common Stock"), of which 1,000 shares are issued and outstanding as of the date hereof, and 6,776,331 shares of Preferred Stock, $.01 par value per share, of which (i) 277,960 shares have been designed as Series A Convertible Preferred Stock, $.01 par value per share ("NEON Series A Stock"), of which no shares are issued and outstanding as of the date hereof, and (ii) 4,498,371 shares have been designated as Series B Convertible Preferred Stock, $.01 par value per share ("NEON Series B Stock"), of which no shares are issued and outstanding as of the date hereof;

     7. FiveCom MA desires to merge with and into NEON, NEON desires that FiveCom MA be merged with and into NEON, and the Boards of Directors and stockholders of FiveCom MA and NEON have adopted resolutions approving this Agreement and such merger pursuant to the terms hereof;

     8. The parties hereto intend that the foregoing contributions of LLC interests to FiveCom MA qualify as "tax free contributions" pursuant to Section 351 of the Internal Revenue Code.

     NOW THEREFORE, in consideration of the foregoing premises and the undertakings herein contained and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

                                    ARTICLE I

                      CONTRIBUTION OF MEMBERSHIP INTERESTS

     1.1 Contribution of Membership Interests in FiveCom LLC.

         (a) CMP hereby contributes, assigns, conveys and transfers to FiveCom MA, and its successors and assigns, 99.9% of its shares of the Membership Interests (as that term is defined in the Amended and Restated Operating Agreement of FiveCom LLC, dated as of May 23, 1996, as amended to date (as amended, the "FiveCom LLC Agreement")) of FiveCom LLC, including, without limitation, all allocations of profits and losses, and distributions of cash or other property, represented by such Membership Interests, and other rights otherwise accruing to CMP by virtue of owning such Membership Interests, in exchange for 144,172 shares

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of the Series B Stock of FiveCom MA; FiveCom MA hereby agrees to issue such shares to CMP promptly upon the Contribution Effective Date (as defined in Section 1.5). CMP makes the representations, warranties and covenants with respect to such Membership Interests as are set forth in Section 1.4 of this
Article I. FiveCom MA hereby accepts the contribution and assignment of such Membership Interests and agrees to become substituted as a member of FiveCom LLC to the extent of such Membership Interests and to be bound by and perform all of the obligations of a Member under the FiveCom LLC Agreement, and to pay or perform all of the obligations of CMP arising thereunder in respect of such Membership Interests from and after the date hereof. FiveCom MA hereby acknowledges that CMP retains .1% of its shares of the Membership Interests in FiveCom LLC after the contribution and assignment described in this Section 1.1 (the "CMP Retained Interest").

         (b) Mode 1 hereby contributes, assigns, conveys and transfers to FiveCom MA, and its successors and assigns, all of its shares of the Membership Interests (as that term is defined in the FiveCom LLC Agreement) of FiveCom LLC, including, without limitation, all allocations of profits and losses, and distributions of cash or other property, represented by such Membership Interests, and other rights otherwise accruing to Mode 1 by virtue of owning such Membership Interests, in exchange for 285,425 shares of the Series B Stock of FiveCom MA; FiveCom MA hereby agrees to issue such shares to Mode 1 promptly upon the Contribution Effective Date. Mode 1 makes the representations, warranties and covenants with respect to such Membership Interests as are set forth in Section 1.4 of this Article I. FiveCom MA hereby accepts the contribution and assignment of such Membership Interests and agrees to become substituted as a member of FiveCom LLC to the extent of such Membership Interests and to be bound by and perform all of the obligations of a Member under the FiveCom LLC Agreement, and to pay or perform all of the obligations of Mode 1 arising thereunder in respect of such Membership Interests from and after the date hereof.

         (c) Mr. Colantonio hereby contributes, assigns, conveys and transfers to FiveCom MA, and its successors and assigns, all of his shares of the Membership Interests (as that term is defined in the FiveCom LLC Agreement) of FiveCom LLC, including, without limitation, all allocations of profits and losses, and distributions of cash or other property, represented by such Membership Interests, and other rights otherwise accruing to Mr. Colantonio by virtue of owning such Membership Interests, in exchange for 17,788 shares of the Series B Stock of FiveCom MA; FiveCom MA hereby agrees to issue such shares to Mr. Colantonio promptly upon the Contribution Effective Date. Mr. Colantonio makes the representations, warranties and covenants with respect to such Membership Interests as are set forth in Section 1.4 of this Article I. FiveCom MA hereby accepts the contribution and assignment of such Membership Interests and agrees to become substituted as a member of FiveCom LLC to the extent of such Membership Interests and to be bound by and perform all of the obligations of a Member under the FiveCom LLC Agreement, and to pay or

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perform all of the obligations of Mr. Colantonio arising thereunder in respect of such Membership Interests from and after the date hereof.


         (d) Mr. Musen hereby contributes, assigns, conveys and transfers to FiveCom MA, and its successors and assigns, all of his shares of the Membership Interests (as that term is defined in the FiveCom LLC Agreement) of FiveCom LLC, including, without limitation, all allocations of profits and losses, and distributions of cash or other property, represented by such Membership Interests, and other rights otherwise accruing to Mr. Musen by virtue of owning such Membership Interests, in exchange for 14,549 shares of the Series B Stock of FiveCom MA; FiveCom MA hereby agrees to issue such shares to Mr. Musen promptly upon the Contribution Effective Date. Mr. Musen makes the representations, warranties and covenants with respect to such Membership Interests as are set forth in Section 1.4 of this Article I. FiveCom MA hereby accepts the contribution and assignment of such Membership Interests and agrees to become substituted as a member of FiveCom LLC to the extent of such Membership Interests and to be bound by and perform all of the obligations of a Member under the FiveCom LLC Agreement, and to pay or perform all of the obligations of Mr. Musen arising thereunder in respect of such Membership Interests from and after the date hereof.

         (e) By their execution of this Agreement, which shall be deemed to be a Written Action of Members in Lieu of a Meeting in accordance with Section 6.10 of the FiveCom LLC Agreement, each of FiveCom MA, CMP, Mode 1, Mr. Colantonio and Mr. Musen, being all of the Members of FiveCom LLC (before giving effect to the transactions contemplated by Article II of this Agreement), hereby (i) consents to the disposition of Membership Interests (as that term is defined in the FiveCom LLC Agreement) of FiveCom LLC in the manner provided herein, (ii) waives compliance with the provisions of such Section 11.1 by each other Member (as that term is defined in the FiveCom LLC Agreement), and, (iii) effective upon the Contribution Effective Date, permanently and irrevocably waives its rights under Article 16 of the FiveCom LLC Agreement.

     1.2 Assignment of Membership Interests in NE LLC.

         (a) Mode 1 hereby contributes, assigns, conveys and transfers to FiveCom MA, and its successors and assigns, 99.9% of its shares of the Membership Interests (as that term is defined in the Amended and Restated Operating Agreement of NE LLC, dated as of July 11, 1996, as amended to date (as amended, the "NE LLC Agreement")) of NE LLC, including, without limitation, all allocations of profits and losses, and distributions of cash or other property, represented by such Membership Interests, and other rights otherwise accruing to Mode 1 by virtue of owning such Membership Interests, in exchange for 1,711,381 shares of the Series B Stock of FiveCom MA; FiveCom MA hereby agrees to issue such shares to Mode 1 promptly upon the Contribution Effective Date. Mode 1 makes the representations, warranties

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and covenants with respect to such Membership Interests as are set forth in
Section 1.4 of this Article I. FiveCom MA hereby accepts the contribution and assignment of such Membership Interests and agrees to become substituted as a member of NE LLC to the extent of such Membership Interests and to be bound by and perform all of the obligations of a Member under the NE LLC Agreement, and to pay or perform all of the obligations of Mode 1 arising thereunder in respect of such Membership Interests from and after the date hereof. FiveCom MA hereby acknowledges that Mode 1 retains .1% of its Membership Interests in NE LLC after the contribution and assignment described in this Section 1.2 (the "Mode 1 Retained Interest").

         (b) By their execution of this Agreement, which shall be deemed to be a Written Action of Members in Lieu of a Meeting in accordance with Section 6.10 of the NE LLC Agreement, each of FiveCom LLC and Mode 1, being all of the Members of NE LLC (before giving effect to the transactions contemplated by Article II of this Agreement), hereby (i) consents to the disposition of Membership Interests (as that term is defined in the NE LLC Agreement) of NE LLC in the manner provided herein, (ii) waives compliance with the provisions of such Section 11.1 by each other Member (as that term is defined in the NE LLC Agreement), to the extent applicable, and, (iii) effective upon the Contribution Effective Date, permanently and irrevocably waives its rights under Article 16 of the NE LLC Agreement.

     1.3 Contribution of Membership Interests in FM LLC.

         (a) MaineCom hereby contributes assigns, conveys and transfers to FiveCom MA, and its successors and assigns, 99.9% of its shares of the Membership Interests (as that term is defined in the Operating Agreement of FM LLC, dated as of January 17, 1997 (the "FM LLC Agreement")) of FM LLC, including, without limitation, all allocations of profits and losses, and distributions of cash or other property, represented by such Membership Interests, and other rights otherwise accruing to MaineCom by virtue of owning such Membership Interests, in exchange for 282,126 shares of the Series B Stock of FiveCom MA; FiveCom MA hereby agrees to issue such shares to MaineCom promptly upon the Contribution Effective Date. MaineCom makes the representations, warranties and covenants with respect to such Membership Interests as are set forth in Section 1.4 of this Article I. FiveCom MA hereby accepts the contribution and assignment of such Membership Interests and agrees to become substituted as a member of FM LLC to the extent of such Membership Interests and to be bound by and perform all of the obligations of a Member under the FM LLC Agreement, and to pay or perform all of the obligations of MaineCom arising thereunder in respect of such Membership Interests from and after the date hereof. FiveCom MA hereby acknowledges that MaineCom retains .1% of its Membership Interests in FM LLC after the contribution and assignment described in this Section 1.3 (the "MaineCom Retained Interest").

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         (b) By their execution of this Agreement, which shall be deemed to be a
Written Action of Members in Lieu of a Meeting in accordance with Section 6.10 of the FM LLC Agreement, each of FiveCom LLC and MaineCom, being all of the Members of FM LLC (before giving effect to the transactions contemplated by Article II of this Agreement), hereby (i) consents to the disposition of Membership Interests (as that term is defined in the FM LLC Agreement) of FM LLC in the manner provided herein, (ii) waives compliance with the provisions of such Section 11.1 by each other Member (as that term is defined in the FM LLC Agreement), to the extent applicable, and, (iii) effective upon the Contribution Effective Date, permanently and irrevocably waives its rights under Article 16 of the FM LLC Agreement.

     1.4 Representations, Warranties and Covenants with Respect to Interests. Each of CMP, Mode 1, Mr. Colantonio, Mr. Musen and MaineCom (each, a "Member" for purposes of this Section 1.4), individually and not jointly or severally, makes the following representations, warranties and covenants with respect to its Membership Interests (as defined in the FiveCom LLC Agreement, the NE LLC Agreement and the FM LLC Agreement, as the case may be) in FiveCom LLC, NE LLC and FM LLC, respectively:

         (a) the Member owns, or, upon the Contribution Effective Date will own, the Membership Interests free and clear of all mortgages, pledges, liens, charges, encumbrances, claims or other security arrangements or obligations to other persons, of whatever kind or character (provided that, MaineCom's Membership Interest in FM LLC and Mode 1's Membership Interests in NE LLC are subject to pledges in favor of People's Heritage Savings Bank and CMP, respectively, which pledges will be released effective upon the issuance of Series B Stock of FiveCom MA in consideration of the contribution of such interests to FiveCom MA pursuant to the terms of this Agreement, and such interests will be contributed free and clear of any lien);

         (b) the Member has full power and legal right and authority to contribute, assign and transfer title to the Membership Interests;

         (c) the Member will defend such title to the Membership Interests from and against all claims and demands whatsoever, at law or in equity, of all persons;

         (d) the Member will execute and deliver such further instruments and do such further acts and things as may be required to admit FiveCom MA as a substitute member of FiveCom LLC, NE LLC or FM LLC, as the case may be, and to reflect the Membership Interests contributed and assigned to FiveCom MA hereby; and

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

         (e) the Member will indemnify and save FiveCom MA harmless from any and all claims, demands, actions, causes of action, suits, proceedings, damages, liabilities and costs and expenses of every nature whatsoever arising out of or relating to any breach of the representations, warranties, covenants and agreements contained in this Section 1.4.

     1.5 Effectiveness of Contribution of Interests. The contribution and assignment of Membership Interests contemplated by this Article I shall be deemed to be effective immediately prior to the mergers contemplated by Articles II and III of this Agreement (the "Contribution Effective Date").


                                   ARTICLE II

                        MERGERS OF FIVECOM LLC AND NE LLC

     2.1 Merger. The merger of FiveCom LLC into FiveCom MA shall herein be referred to as the "FiveCom Merger," and the merger of NE LLC into FiveCom MA shall herein be referred to as the "NE Merger." All references herein to a "Company" shall mean FiveCom LLC for purposes of the FiveCom Merger, and NE LLC for purposes of the NE Merger. All references herein to the "Surviving Company" shall mean FiveCom MA for purposes of both the FiveCom Merger and the NE Merger. Pursuant to the FiveCom Merger and the NE Merger, each Company shall be merged into the Surviving Company pursuant to Section 83A of the Massachusetts Business Corporation Law and Section 59 of the Massachusetts Limited Liability Company Act. The Surviving Company shall survive the respective mergers herein contemplated and shall continue to be governed by the laws of the Commonwealth of Massachusetts. The separate existence of each Company shall cease forthwith upon the Effective Date (as defined below in this Article II).

     2.2 Member Approval. By their execution of this Agreement, which shall be deemed to be a Written Action of Members in Lieu of a Meeting in accordance with
Section 6.10 of each of the FiveCom LLC Agreement and the NE LLC Agreement, as the case may be, (i) as the sole members of FiveCom LLC (after giving effect to the transactions contemplated by Article II of this Agreement), each of FiveCom MA and CMP hereby adopt this Agreement and approve the FiveCom Merger pursuant to the terms described herein and the distribution of the assets of FiveCom LLC to FiveCom MA pursuant thereto, and permanently and irrevocably waive any rights they may have under Section 11.1 and Article 16 of the FiveCom LLC Agreement with respect to the FiveCom Merger, and authorize the Manager (as that term is defined in the FiveCom LLC Agreement) to execute and deliver any agreements, certificates, instruments or other documents, and to take any other actions, necessary to carry into effect the intent of this Agreement, and (ii) as the sole members of NE LLC (after giving effect to the transactions contemplated by Article II

                                      -7-

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of this Agreement), each of FiveCom MA and Mode 1 hereby adopt this Agreement approve the NE Merger pursuant to the terms described herein and the distribution of the assets of NE LLC to FiveCom MA pursuant thereto, permanently and irrevocably waive any rights they may have under Section 11.1 and Article 16 of the NE LLC Agreement with respect to the NE Merger, and authorize the Manager (as that term is defined in the NE LLC Agreement) to execute and deliver any agreements, certificates, instruments or other documents, and to take any other actions, necessary to carry into effect the intent of this Agreement.

     2.3 Effective Date. Each of the FiveCom Merger and the NE Merger shall be effective upon the filing of Articles and Certificates of Merger with the Secretary of State of the Commonwealth of Massachusetts. The time of such effectiveness shall be referred to in this Article II as the "Effective Date." The filing of such Articles and Certificates of Merger shall be made as soon as practicable after all required third party consents and approvals have been obtained, and shall be made in such manner as will cause the Effective Date of the FiveCom Merger to be immediately prior to the Effective Date of the NE Merger.

     2.4 Membership Interests in Each Company; Effect on LLC Agreements. On each Effective Date, by virtue of the FiveCom Merger and the NE Merger, as the case may be, and without any action on the part of the holders thereof, each outstanding membership interest in each Company (including the CMP Retained Interest and the Mode 1 Retained Interest) shall be cancelled (it being understood and agreed that the shares of Series B Stock issued to CMP and Mode 1 pursuant to Sections 1.1(a), 1.1(b) and 1.2 of this Agreement, were also issued in consideration of the cancellation of such retained interests). Effective as of each Effective Date, each of the FiveCom LLC Agreement and the NE LLC Agreement are hereby terminated and shall be of no further force or effect.

     2.5 Capital Stock of the Surviving Company. The capital stock of the Surviving Company shall be unaffected by the FiveCom Merger and the NE Merger.

     2.6 Succession. On each Effective Date, the Surviving Company shall succeed to all of the rights, privileges, debts, liabilities, powers and property of each Company in the manner of and as more fully set forth in Section 62 of the Massachusetts Limited Liability Company Act. Without limiting the foregoing, upon each Effective Date, all property, rights, privileges, franchises, patents, trademarks, licenses, registrations, and other assets of every kind and description of each Company shall be transferred to, vested in and devolved upon the Surviving Company without further act or deed and all property, rights, and every other interest of each Company and the Surviving Company shall be as effectively the property of the Surviving Company as they were of each Company and the Surviving Company, respectively. All rights of creditors of each Company and all liens upon any property of each Company shall be preserved unimpaired, and all

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debts, liabilities and duties of each Company shall attach to the Surviving
Company and may be enforced against it to the same extent as if said debts, liabilities and duties had been incurred or contracted by it. Without limiting the foregoing, the warrant to purchase of the Membership Interests in FiveCom LLC held by Oppenheimer & Co., Inc. (the "OpCo LLC Warrant") shall evidence the right to purchase 65,167 shares of the Series B Stock of the Surviving Company at an exercise price of $5.13 per share, and the Surviving Company shall execute and deliver a new warrant to Oppenheimer & Co., Inc. upon surrender of the OpCo LLC Warrant.

     2.7 Articles of Organization and By-Laws. The Articles of Organization of the Surviving Company in effect on each Effective Date shall continue to be the Articles of Organization of the Surviving Company until further amended in accordance with the provisions thereof and applicable law. The By-Laws of the Surviving Company in effect on each Effective Date shall continue to be the By-Laws of the Surviving Company until amended in accordance with the provisions thereof and applicable law.

     2.8 Directors and Officers. The members of the Board of Directors and the officers of the Surviving Company on each Effective Date shall continue in office until the expiration of their respective terms of office and until their successors have been elected and qualified.

     2.9 Further Assurances. From time to time, as and when required by the Surviving Company or by its successors and assigns, there shall be executed and delivered on behalf of each Company such deeds and other instruments, and there shall be taken or caused to be taken by it such further and other action, as shall be appropriate or necessary in order to vest or perfect in or to confirm of record or otherwise in the Surviving Company the title to and possession of all the property, interests, assets, rights, privileges, immunities, powers, franchises and authority of each Company, and otherwise to carry out the purposes of this Agreement, and the managers, officers and members of each Company are fully authorized in the name and on behalf of each Company or otherwise to take any and all such action and to execute and deliver any and all such deeds and other instruments.


                                   ARTICLE III

                     MERGER OF FM LLC WITH AND INTO FM INC.

     3.1 Merger. The merger of FM LLC into FM Inc. shall herein be referred to as the "FM Merger." FM LLC shall be merged with and into FM Inc. in accordance with Section 59 of the Massachusetts Limited Liability Company Act and Section 264 of the Delaware General Corporation Law. FM Inc. shall survive the merger herein contemplated and shall continue to be governed by the laws of the State of Delaware.

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The separate existence of FM LLC shall cease forthwith upon the Effective Date
(as defined below in this Article III).

     3.2 Member Approval; Consents and Waivers. By their execution of this Agreement, which shall be deemed to be a Written Action of Members in Lieu of a Meeting in accordance with Section 6.10 of the FM LLC Agreement, each of FiveCom MA and MaineCom, being all of the members of FM LLC (after giving effect to the contribution and assignment of Membership Interests contemplated by Article II hereof) hereby (i) adopts this Agreement and approves the FM Merger pursuant to the terms described herein, and the distribution of the assets of FM LLC to FM Inc. pursuant thereto, and (ii) authorizes the Manager (as that term is defined in the FM LLC Agreement) of FM LLC to execute and deliver any agreements, certificates, instruments or other documents, and to take any other actions, necessary to carry into effect the intent of this Agreement.

     3.3 Effective Date. The FM Merger shall be effective upon the filing of a Certificate of Merger with the Secretary of State of the Commonwealth of Massachusetts and a Certificate of Merger with the Secretary of State of the State of Delaware. The time of such effectiveness shall herein be referred to in this Article III as the "Effective Date."

     3.4 Membership Interests in FM LLC; Effect on LLC Agreement. On the Effective Date, by virtue of the FM Merger, and without any action on the part of the holders thereof, (i) all of the outstanding shares of Membership Interests in FM LLC (including the MaineCom Retained Interest) shall, in the aggregate, be converted into the right to receive 1,000 shares of the Common Stock, $.01 par value per share, of FM Inc. ("FM Common Stock"), and (ii) in consideration of the shares of Series B Stock issued to it pursuant to Section 1.3.(a), MaineCom hereby contributes to FiveCom MA all shares of FM Common Stock issuable in respect of the MaineCom Retained Interest as a result of the FM Merger. Effective as of the Effective Date, the FM LLC Agreement is hereby terminated and shall be of no further force or effect.

     3.5 Capital Stock of FM Inc. Except as otherwise set forth in Section 3.4, the authorized, issued and outstanding capital stock of FM Inc. shall be unaffected by the FM Merger.

     3.6 Succession. On the Effective Date, FM Inc. shall succeed to all of the rights, privileges, debts, liabilities, powers and property of FM LLC in the manner of and as more fully set forth in Section 264 of the Delaware General Corporation Law and Section 62 of the Massachusetts Limited Liability Company Act. Without limiting the foregoing, upon the Effective Date, all property, rights, privileges, franchises, patents, trademarks, licenses, registrations, and other assets of every kind and description of FM LLC shall be transferred to, vested in and devolved upon FM Inc. without further act or deed and all property, rights, and every other interest of

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


FM LLC and FM Inc. shall be as effectively the property of FM Inc. as they were of FM LLC and FM Inc. All rights of creditors of FM LLC and all liens upon any property of FM LLC shall be preserved unimpaired, and all debts, liabilities and duties of FM LLC shall attach to FM Inc. and may be enforced against it to the same extent as if said debts, liabilities and duties had been incurred or contracted by it.

     3.7 Certificate of Incorporation and By-Laws. The Certificate of Incorporation of FM Inc. in effect on the Effective Date shall continue to be the Certificate of Incorporation of FM Inc. until further amended in accordance with the provisions thereof and applicable law. The By-Laws of FM Inc. in effect on each Effective Date shall continue to be the By-Laws of FM Inc. until amended in accordance with the provisions thereof and applicable law.

     3.8 Directors and Officers. The members of the Board of Directors and the officers of FM Inc. on the Effective Date shall continue in office until the expiration of their respective terms of office and until their successors have been elected and qualified.

     3.9 Further Assurances. From time to time, as and when required by FM Inc. or by its successors and assigns, there shall be executed and delivered on behalf of FM Inc. such deeds and other instruments, and there shall be taken or caused to be taken by it such further and other action, as shall be appropriate or necessary in order to vest or perfect in or to confirm of record or otherwise in FM Inc. the title to and possession of all the property, interests, assets, rights, privileges, immunities, powers, franchises and authority of FM LLC, and otherwise to carry out the purposes of this Agreement, and the managers, officers and members of FM LLC are fully authorized in the name and on behalf of FM LLC or otherwise to take any and all such action and to execute and deliver any and all such deeds and other instruments.


                                   ARTICLE IV

                     MERGER OF FIVECOM MA WITH AND INTO NEON

     4.1 Merger. The merger of FiveCom MA into NEON shall herein be referred to as the "Parent Merger". FiveCom MA shall be merged into NEON pursuant to Section 79 of the Massachusetts Business Corporaton Law and Section 252 of the General Corporation Law of Delaware. NEON shall survive the merger herein contemplated and shall continue to be governed by the laws of the State of Delaware. The separate corporate existence of FiveCom MA shall cease forthwith upon the Effective Date (as defined below in this Article IV).

     4.2 Stockholder Approval. As soon as practicable after the execution of this Agreement, FiveCom MA shall, if necessary under the Business Corporation Law

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


of Massachusetts, submit this Agreement to its stockholders for approval. The failure of the stockholders of FiveCom MA to approve the Parent Merger shall not affect the validity of any of the other transactions contemplated by this Agreement.

     4.3 Effective Date. The Parent Merger shall be effective upon the filing of Articles of Merger with the Secretary of State of the Commonwealth of Massachusetts and a Certificate of Merger with the Secretary of State of the State of Delaware, which filings shall be made as soon as practicable after all required stockholder approvals and other third party consents and approvals have been obtained. The time of such effectiveness shall be referred to in this
Article IV as the "Effective Date." The filing of such Articles and Certificates of Merger shall be made in such manner as will cause the Effective Date of the Parent Merger to be immediately after the Effective Date of the NE Merger.

     4.4 Capital Stock of FiveCom MA. Except as otherwise set forth in Section 4.10, on the Effective Date, by virtue of the Parent Merger and without any action on the part of the holders thereof, (i) each share of Common Stock of FiveCom MA issued and outstanding immediately prior thereto shall cease to exist and shall be changed and converted into one fully paid and non-assessable share of NEON Common Stock, (ii) each option or warrant to purchase shares of Common Stock or Series B Stock of FiveCom MA shall be converted into an option purchase the same number of shares of NEON Common Stock or NEON Series B Stock, (iii) each share of the Series A Stock of FiveCom MA issued and outstanding immediately prior thereto shall cease to exist and shall be changed and converted into 3.54887218 fully paid and non-assessable share(s) of NEON Series A Stock, and (iv) each share of the Series B Stock of FiveCom MA issued and outstanding immediately prior thereto shall cease to exist and shall be changed and converted into one fully paid and non-assessable share of NEON Series B Stock. Any calculation hereunder resulting in a fractional share shall be truncated to the nearest whole share.

     4.5 Common Stock of NEON. On the Effective Date, by virtue of the Parent Merger and without any action on the part of the holder thereof, each share of NEON Common Stock issued and outstanding immediately prior thereto shall be cancelled.

     4.6 Stock Certificates. On and after the Effective Date, all of the outstanding certificates which prior to that time represented shares of the Common Stock, Series A Stock and Series B Stock of FiveCom MA shall be deemed for all purposes to evidence ownership of and to represent the shares of NEON into which the shares of FiveCom MA represented by such certificates have been converted as herein provided. The registered owner on the books and records of FiveCom MA or its transfer agent of any such outstanding stock certificate shall, until such certificate shall have been surrendered for transfer or conversion or otherwise accounted for to NEON or its transfer agent, have and be entitled to exercise any voting and other rights with respect to and to receive any dividend and other distributions upon the shares of NEON evidenced by such outstanding certificate as above provided.

     4.7 Succession. On the Effective Date, NEON shall succeed to all of the rights, privileges, debts, liabilities, powers and property of FiveCom MA in the manner of and as more fully set forth in Section 259 of the General Corporation Law of Delaware. Without limiting the foregoing, upon the Effective Date, all property, rights, privileges, franchises, patents, trademarks, licenses, registrations, and other assets of every kind and description of FiveCom MA shall be transferred to, vested in and devolved upon NEON without further act or deed and all property, rights, and every other interest of FiveCom MA and NEON shall be as effectively the property of NEON as they were of FiveCom MA and NEON, respectively. All rights of creditors of FiveCom MA and all liens upon any property of FiveCom MA shall be preserved unimpaired, and all debts, liabilities and duties of FiveCom MA, including, without limitation, all liabilities and duties of FiveCom MA under its employee stock plans shall attach to NEON and may be enforced against it to the same extent as if said debts, liabilities and duties had been incurred or contracted by it.

     4.8 Certificate of Incorporation and By-Laws. The Certificate of Incorporation of NEON in effect on the Effective Date shall continue to be the Certificate of Incorporation of NEON until further amended in accordance with the provisions thereof and applicable law. The By-Laws of NEON in effect on the Effective Date shall continue to be the By-Laws of NEON until amended in accordance with the provisions thereof and applicable law.

     4.9 Directors and Officers. The members of the Board of Directors and the officers of NEON on the Effective Date shall continue in office until the expiration of their respective terms of office and until their successors have been elected and qualified.

     4.10 Further Assurances. From time to time, as and when required by NEON or by its successors and assigns, there shall be executed and delivered on behalf of FiveCom MA such deeds and other instruments, and there shall be taken or caused to be taken by it such further and other action, as shall be appropriate or necessary in order to vest or perfect in or to confirm of record or otherwise in NEON the title to and possession of all the property, interests, assets, rights, privileges, immunities, powers, franchises and authority of FiveCom MA, and otherwise to carry out the purposes of this Agreement, and the officers and directors of FiveCom MA are fully authorized in the name and on behalf of FiveCom MA or otherwise to take any and all such action and to execute and deliver any and all such deeds and other instruments.

     4.11 Dissenting Shares. For purposes of this Article IV, "Dissenting Shares" means shares of the capital stock of FiveCom MA held as of the Effective Date by a stockholder who has not voted such shares in favor of adoption of this Agreement and with respect to which appraisal shall have been duly demanded and perfected in accordance with Section 86 of the Massachusetts Business Corporation Law and not effectively withdrawn or forfeited prior to the Effective Date. Dissenting Shares shall not represent the right to receive the consideration set forth in
Section 4.4 of this Agreement unless the holder of such shares shall have forfeited his right to appraisal under the Massachusetts General Corporation Law or withdrawn, with the consent of NEON, his demand for appraisal. If such stockholder has so forfeited or withdrawn his right to appraisal of Dissenting Shares, then, as of the occurrence of such event, such holder's Dissenting Shares shall cease to be Dissenting Shares and shall represent the right to receive the consideration set forth in Section 4.4 of this Agreement. If the holders of more than 1% of the outstanding capital stock of FiveCom MA properly exercise their dissenters' rights, then FiveCom MA and NEON may elect to abandon the Parent Merger.


                                    ARTICLE V

                CERTAIN REPRESENTATIONS, WARRANTIES AND COVENANTS

     5.1 Representations, Warranties and Covenants of FiveCom MA.
         --------------------------------------------------------

         5.1.1 Capitalization. FiveCom MA represents and warrants to MaineCom, CMP, Mode 1, Mr. Colantonio and Mr. Musen that its authorized, issued and outstanding capital stock is as set forth in Recital 5 of this Agreement as of the date hereof.

         5.1.2 Indemnification. FiveCom MA hereby agrees to indemnify and save harmless each of MaineCom, CMP, Mode 1, Mr. Colantonio and Mr. Musen from any and all claims, demands, actions, causes of action, suits, proceedings, damages, liabilities and costs and expenses of every nature whatsoever arising out of or relating to (i) any liability attributable to such person's Membership Interests (as that term is defined in the FiveCom LLC Agreement, the FM LLC Agreement or the NE LLC Agreement, as the case may be) in FiveCom LLC, FM LLC or NE LLC, as the case may be in respect of the operations, events or activities of such entities from and after the date hereof, and (ii) any breach of its representations, warranties, covenants and agreements contained in this Section 5.1.

     5.2 Representations, Warranties and Covenants of NEON.
         --------------------------------------------------

         5.2.1 Capitalization. NEON represents and warrants to MaineCom, CMP, Mode 1, Mr. Colantonio and Mr. Musen that its authorized, issued and outstanding capital stock is as set forth in Recital 6 of this Agreement as of the date hereof and (ii) attached as Exhibit A to this Agreement is a true, correct and complete copy of its Amended and Restated Certificate of Incorporation as in effect as of the date hereof.

         5.2.2 Indemnification. FiveCom MA hereby agrees to indemnify and save harmless each of MaineCom, CMP, Mode 1, Mr. Colantonio and Mr. Musen from any and all claims, demands, actions, causes of action, suits, proceedings, damages, liabilities and costs and expenses of every nature whatsoever arising out of or relating to any breach of its representations, warranties, covenants and agreements contained in this Section 5.2.

     5.3 Capital Stock in NEON. Each of MaineCom, CMP, Mode 1, Mr. Colantonio and Mr. Musen each hereby agree that Exhibit B to this Agreement sets forth a fair and correct statement of the number of shares of the capital stock of NEON to be held by each of them as a result of the transactions contemplated by this Agreement, and that such shares, when issued in accordance with the terms hereof, shall satisfy in full all preemptive rights, antidilution rights and/or rights of first refusal whatsoever, held by any of them on or prior to the date hereof, including, but not limited to, any such rights under (i) the Articles of Organization of FiveCom MA, as amended to date, (ii) that certain Stock Subscription Agreement between FiveCom MA and MaineCom, dated as of November 22, 1995 and as amended to date (the "Stock Subscription Agreement"), (iii) the FiveCom LLC Agreement, (iv) the FM LLC Agreement, (v) the NE LLC Agreement, (vi) any employment agreement, warrant, option or other right to acquire equity interests of any of FiveCom MA, FiveCom LLC, FM LLC or NE LLC.

     5.4 Waiver of Preemptive Rights. MaineCom hereby waives its preemptive rights under Section 9.1 of the Stock Subscription Agreement with respect to the issuance of all shares of Series B Stock by FiveCom MA pursuant to this Agreement, and, effective upon the later to occur of (i) the Effective Date of the Parent Merger and (ii) the closing of the initial underwritten public offering of NEON Common Stock, hereby permanently and irrevocably waives such rights.

     5.5 Consents to Assignment.
         -----------------------

         5.5.1 System Management Agreement. Pursuant to Section 14.6 of the System Management Agreement, dated January 13, 1997, by and between FM LLC and FiveCom LLC, (i) FM LLC hereby consents to the assignment of the rights and obligations of FiveCom LLC thereunder to FiveCom MA and from FiveCom MA to NEON, and (ii) FiveCom LLC, FiveCom MA and NEON hereby consent to the assignment of the rights and obligations of FM LLC thereunder to FM Inc.

         5.5.2 CMP Fiber Agreement. Pursuant to Sections 32.1 and 32.2 of the Agreement for the Provision of Fiber Optic Facilities and Services by and between

CMP and FM LLC, CMP hereby consents to the assignment of such agreement by FM LLC to FM Inc

                                   ARTICLE VI

                                  MISCELLANEOUS

     6.1 Abandonment. At any time prior to the first of any Effective Date, this Agreement may be terminated and the transactions contemplated hereby may be abandoned by the parties, notwithstanding approval of this Agreement by the stockholders or members of the respective parties.

     6.2 Amendment. This Agreement may be amended by the parties at any time prior to the Effective Date of any Merger, provided that an amendment made subsequent to the approval of this Agreement by the stockholders or members (as the case may be) of any party shall not (i) alter or change the amount or kind of shares, securities, cash, property and/or rights to be received in exchange for or on conversion of all or any of the shares of any class or series thereof of such party, (ii) alter or change any term of the Certificate of Incorporation of NEON to be effected by the Parent Merger or (iii) alter or change any of the terms and conditions of this Agreement if such alteration or change would adversely affect the holders of any class or series of the stock of such corporation.

     6.3 Governing Law. This Agreement and the legal relations between the parties shall be governed by and construed in accordance with the laws of the State of Delaware, except where the provisions of the Massachusetts Business Corporation Law or the Massachusetts Limited Liability Company Act apply by their terms or are explicitly stated to apply herein.

     6.4 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original.








              [THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed on its behalf by its officers or managers thereunto duly authorized, as of the date first above written.


                                            FIVECOM, INC.
                                            (a Massachusetts corporation)


ATTEST:                                     By:_________________________________
                                               Victor Colantonio, President


__________________________
William Fennell, Treasurer

                                            NORTHEAST OPTIC NETWORK, INC.
                                                     (a Delaware corporation)


ATTEST:                                     By:_________________________________
                                               Victor Colantonio, President


__________________________
William Fennell, Treasurer
                                            FIVECOM LLC

                                            By: FiveCom, Inc. (a Massachusetts
                                                corporation), its Manager


                                            By:_________________________________
                                               Victor Colantonio, President


                                            FIVECOM OF MAINE LLC

                                            By: FiveCom, Inc. (a Massachusetts
                                                corporation), its Manager


                                             By:________________________________
                                                Victor Colantonio, President

                                             FIVECOM OF MAINE, INC.
                                             (a Delaware corporation)


ATTEST:                                      By:_____________________________
                                                Victor Colantonio, President


__________________________
William Fennell, Treasurer

                                             NECOM LLC

                                             By: FiveCom, Inc. (a Massachusetts
                                                 corporation), its Manager


                                                 By:____________________________
                                                    Victor Colantonio, President


                                             CENTRAL MAINE POWER COMPANY


                                             By:________________________________

                                             Its:_______________________________


                                             MAINECOM SERVICES


                                             By:________________________________

                                             Its:_______________________________


                                             MODE 1 COMMUNICATIONS, INC.


                                             By:________________________________

                                             Its:_______________________________

                                             ___________________________________
                                                     Victor Colantonio


                                             ___________________________________
                                                     Michael Musen

                                 CERTIFICATIONS

     The undersigned Clerk of FiveCom, Inc., a Massachusetts corporation ("FiveCom MA"), hereby certifies as Clerk of FiveCom MA, that the provisions of
Article IV of the Restructuring and Contribution Agreement to which this certificate is attached, was duly adopted pursuant to the provisions of the Massachusetts Business Corporation Law by a vote of the majority of the issued and outstanding shares of Common Stock and Series B Convertible Preferred Stock of FiveCom MA, voting together as a class, and by vote of a majority of the issued and outstanding shares of Series A Convertible Preferred Stock of FiveCom MA, voting as a separate class, which provisions of Article IV of the Restructuring and Contribution Agreement were thereby adopted as the act of the shareholders of FiveCom MA and the duly adopted agreement and act of FiveCom MA.

     WITNESS my hand this ____ day of _______, 1998.



                                            ____________________________________
                                            Michael A. Musen



     The undersigned Secretary of NorthEast Optic Network, Inc., a Delaware corporation ("NEON"), hereby certifies as Secretary of NEON, that the provisions of Article IV of the Restructuring and Contribution Agreement to which this certificate is attached, was duly adopted pursuant to Section 228 of the Delaware General Corporation Law by written consent of the sole shareholder holding 1,000 shares of the capital stock of NEON, same being all of the shares issued and outstanding and entitled to vote, which provisions of Article IV of the Restructuring and Contribution Agreement were thereby adopted as the act of the sole shareholder of NEON and the duly adopted agreement and act of NEON.

     WITNESS my hand this ____ day of _______, 1998.



                                            ____________________________________
                                            Michael A. Musen

     The undersigned Secretary of FiveCom of Maine, Inc., a Delaware corporation ("FM Inc."), hereby certifies as Secretary of FM Inc., that the provisions of
Article IV of the Restructuring and Contribution Agreement to which this certificate is attached, was duly adopted pursuant to Section 228 of the Delaware General Corporation Law by written consent of the sole shareholder holding 1,000 shares of the capital stock of FM Inc., same being all of the shares issued and outstanding and entitled to vote, which provisions of Article IV of the Restructuring and Contribution Agreement were thereby adopted as the act of the sole shareholder of FM Inc. and the duly adopted agreement and act of FM Inc.

     WITNESS my hand this ____ day of _______, 1998.



                                            ____________________________________
                                            William Fennell

                                    EXHIBIT A
                                    ---------

                AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

                                       OF

                          NORTHEAST OPTIC NETWORK, INC.

                                    EXHIBIT B
                                    ---------

                       POST-REORGANIZATION CAPITALIZATION